UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2020

RE/MAX Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36101	80-0937145
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5075 South Syracuse Street

Denver, Colorado 80237

(Address of principal executive offices, including Zip code)

(303) 770-5531

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock $0.0001 par value per share	RMAX	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure. *

RE/MAX Holdings, Inc. (the “Company”) is providing an update on the impact of COVID-19 on its operations as of June 23, 2020.

Operating Statistics as of May 31, 2020

(Compared to May 31, 2019)

▪	Total RE/MAX agent count increased 3.9% to 131,313 agents
▪	U.S. and Canada combined agent count decreased 1.1% to 83,131 agents
▪	Total open Motto Mortgage franchises increased 35.2% to 123 offices[1]

RE/MAX Agent Count

RE/MAX net agent losses in the U.S. and Canada decelerated in May relative to agent count changes experienced in April as stay-at-home restrictions eased, and the Company introduced an agent growth campaign on May 1 that offered non-financial assistance such as new marketing materials and productivity and other tools to the network at a reduced cost or for free.

Motto Mortgage Franchise Sales

Motto Mortgage franchise sales re-accelerated, with May 2020 posting one of the best monthly sales totals in its history. Year-to-date sales as of May 31, 2020, exceeded the comparable total as of May 31, 2019. Based on the strength of recent franchise sales and the current Motto sales pipeline, the Company believes that its Motto Mortgage 2020 franchise sales will likely exceed its 2019 total franchise sales of 52.

Franchisee Support

As previously disclosed, the Company offered the option of either reducing or deferring certain fees for April and May for RE/MAX franchisees and for May and June for Motto franchisees. The Company considered these financial concessions to be in the best long-term interest of its business as a part of a broader support package offered to its networks. In light of the anticipated recovery in the housing sector, the Company currently does not intend to extend these financial support measures beyond the previously announced timeframes. However, to help its affiliates manage their businesses through this unprecedented environment, the Company continues to offer expanded training and technology initiatives, including a free, three-month subscription to the First app for its RE/MAX affiliates.

“The considerable relief we announced earlier delivered extra support to our affiliates, when they needed it most, shortly after initial government measures were implemented to slow the spread of COVID-19. Based on feedback we’ve received, we believe that the actions we took were impactful, appreciated, and calibrated appropriately,” said Adam Contos, RE/MAX Holdings, Inc. CEO. “Now, with government restrictions easing and multiple leading indicators suggesting a resumption of real estate activity, our affiliates are well-positioned for what could be a busy period in our industries. At this time, we don’t plan to extend direct financial relief beyond the initial options, but we’ll continue to support our affiliates with innovative solutions most relevant to their success in this constantly changing landscape.”

Footnotes:

* The information contained in Item 7.01 of this Current Report on Form 8-K is being “furnished” and shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be set forth by specific reference in such filing.

1 Total open Motto Mortgage franchises includes only “bricks and mortar” offices with a unique physical address with rights granted by a full franchise agreement with Motto Franchising, LLC and excludes any “virtual” offices or “branchises”.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are often identified by the use of words such as “believe,” “intend,” “expect,” “estimate,” “plan,” “outlook,” “project,” “anticipate,” “may,” “will,” “would” and other similar words and expressions that predict or indicate future events or trends that are not statements of historical matters. Forward-looking statements include statements related to agent count and franchise sales, including the Company’s belief that Motto Mortgage 2020 franchise sales will likely exceed its 2019 franchise sales; the impact of the global coronavirus (COVID-19) pandemic; the Company’s intention not to extend additional financial support measures to its franchisees; training and technology initiatives; leading housing indicators rebounding and the Company’s networks being increasingly busy; and solutions offered to assist affiliates and help support their businesses. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily accurately indicate the times at which such performance or results may be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important risks and uncertainties that could cause actual results to differ materially from the Company’s expectations include the global outbreak of the coronavirus (COVID-19), which poses significant and widespread risks to the Company’s business, including the Company’s agents, loan originators, franchisees and employees, as well as home buyers and sellers. The Company continues to experience significant disruption to its business as a result of the COVID-19 pandemic. Other important risks and uncertainties include, without limitation, (i) changes in the real estate market or interest rates and availability of financing, (ii) changes in business and economic activity in general, (iii) the Company’s ability to attract and retain quality franchisees, (iv) the Company’s franchisees’ ability to recruit and retain real estate agents and mortgage loan originators, (v) changes in laws and regulations, (vi) the Company’s ability to enhance, market, and protect the RE/MAX and Motto Mortgage brands, (vii) the Company’s ability to implement its technology initiatives, (viii) fluctuations in foreign currency exchange rates, (ix) the Company’s ability to obtain any required additional financing in the future on acceptable terms or at all, and those risks and uncertainties described in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) and similar disclosures in subsequent periodic and current reports filed with the SEC, which are available on the investor relations page of the Company’s website at www.remax.com and on the SEC website at www.sec.gov. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Except as required by law, the Company does not intend, and undertakes no obligation, to update this information to reflect future events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RE/MAX HOLDINGS, INC.

Date: June 23, 2020	By:	/s/ Karri Callahan
Karri Callahan Chief Financial Officer